Prospectus supplement dated May 15, 2019
to the following prospectus(es):
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1. The Low Cost Fund Fee section of the Standard Charges and Deductions provision is modified to add the following to the list of Sub-Accounts that assess a Low Cost Fund Fee:
•	Nationwide Variable Insurance Trust – NVIT iShares® Fixed Income ETF Fund: Class Y
•	Nationwide Variable Insurance Trust – NVIT iShares® Global Equity ETF Fund: Class Y
2. Appendix A: Underlying Mutual Fund Information is amended to update the designations for the following Sub-Accounts as follows:
Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class Y
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The fund seeks total return.
Designation: FF, LCFF
Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class Y
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Designation: FF, LCFF
PROS-2019-263
1